UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): November 23, 2004
                                                          -----------------


                                EATON VANCE CORP.
                                -----------------
             (Exact name of registrant as specified in its charter)



     Maryland                           1-8100                   04-2718215
----------------------------    ------------------------     ------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


     255 State Street, Boston, Massachusetts                   02109
     ----------------------------------------               -----------
     (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (617) 482-8260
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       INFORMATION INCLUDED IN THE REPORT


Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------

     Registrant has reported its results of operations for the three months and Fiscal Year ended October 31, 2004, as described in Registrant's news release dated November 18, 2004, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

     Exhibit No.     Document
     -----------     --------

        99.1 Press release issued by the Registrant dated November 23, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EATON VANCE CORP.
                                       (Registrant)


Date:    November 23, 2004             /s/ William M. Steul
                                       --------------------
                                       William M. Steul, Chief Financial Officer

                                  EXHIBIT INDEX

     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:


Exhibit No.                Description
-----------                -----------

   99.1                    Copy  of Registrant's news release dated November 23,
                           2004.

--------------------------------------------------
NEWS RELEASE

               Eaton Vance Corp.
               The Eaton Vance Building
(LOGO)         255 State Street, Boston, MA  02109
               (617) 482-8260
               Contact: William M. Steul
--------------------------------------------------

                                                               November 23, 2004

                                                           FOR IMMEDIATE RELEASE


                                EATON VANCE CORP.
                REPORT FOR THE THREE MONTHS AND FISCAL YEAR ENDED
                                OCTOBER 31, 2004


Boston, MA--Eaton Vance Corp. earned $1.99 per diluted share in fiscal 2004 compared to $1.51 per diluted share in fiscal 2003, an increase of 32 percent. The Company earned $0.55 per diluted share in the fourth quarter of fiscal 2004, an increase of 34 percent over the $0.41 per diluted share earned in the fourth quarter of fiscal 2003.

Assets under management on October 31, 2004 were $94.3 billion, a 26 percent increase over the $75.0 billion of managed assets on October 31, 2003. Total gross inflows into Eaton Vance funds and separate accounts were $25.5 billion in fiscal 2004, an increase of 52 percent from the $16.8 billion of gross inflows in fiscal 2003. Net inflows (gross inflows less redemptions and withdrawals) were $13.8 billion in fiscal 2004 compared to $8.3 billion in fiscal 2003, an increase of 66 percent. Both gross and net flows in fiscal 2004 represented the highest levels in Company history. Market appreciation added $3.6 billion and the separate accounts acquired from Deutsche Bank last July added $1.9 billion to assets under management in fiscal 2004. Tables 1, 2 and 3 (attached) summarize assets under management and asset flows by investment objective.

Eaton Vance raised a record $6.3 billion in closed-end fund assets in fiscal 2004 compared to $5.0 billion raised in fiscal 2003. In the fourth quarter, the Company introduced the Eaton Vance Enhanced Equity Income Fund, a closed-end fund that raised $716 million in October. Earnings in fiscal 2004 were reduced by $7.8 million of sales incentives and other expenses associated with the assets raised in 5 closed-end fund offerings.

"Eaton Vance had another year of record growth in fiscal 2004," said James B. Hawkes, Chairman and CEO. "Total assets under management increased 26 percent to $94.3 billion. The Company was a leader among asset management firms in closed-end fund sales with $6.3 billion of assets raised in fiscal 2004.
Overall, equity fund assets increased 28 percent, bank loan fund assets increased 57 percent and separately managed account assets increased 33 percent. The new assets added in fiscal 2004 should contribute meaningfully to revenue and profit in fiscal 2005."

Revenue in fiscal 2004 increased 27 percent to $661.8 million from $523.1 million in fiscal 2003. Fiscal 2004 investment adviser and administration fee revenue increased 39 percent in line with the 40 percent increase in average assets under management for the full year. Fiscal 2004 distribution and underwriter fee revenue increased only 2 percent, primarily because of the continuing shift in mutual fund sales and assets from Class B shares to other fund share classes and other managed assets with low or no distribution fees. Service fee revenue increased 23 percent due to the increase in average fund assets that pay service fees. Other revenue increased 25 percent, primarily because of investment income earned by two consolidated investment companies in which Eaton Vance is the majority shareholder.

Operating expenses increased 22 percent to $439.3 million in fiscal 2004 from $360.0 million in fiscal 2003 because of higher compensation, marketing, distribution and other expenses. Compensation expense increased 30 percent in fiscal 2004 due to higher marketing incentive payments associated with the increase in fund and separate account sales, additional compensation expense associated with the acquisition of Parametric Portfolio Associates in September 2003 and separate account assets of Deutsche Bank's Scudder Private Investment Counsel Boston office in July 2004, other employee additions, increases in base salaries and operating income-based performance bonuses.

Amortization of deferred sales commissions decreased 5 percent in fiscal 2004 compared to fiscal 2003 because of the decline in Class B share assets. Service fee expense increased 19 percent because of the growth in fund assets retained more than one year. Distribution expense increased 49 percent in fiscal 2004 primarily because of higher closed-end fund distribution expense, increases in other sales-related marketing expenses and an increase in commissions paid on certain Class A sales. Other expense increased 23 percent in fiscal 2004 because of increased travel, facilities, information technology, legal, audit, recruiting and other miscellaneous costs. Operating income increased 36 percent to $222.6 million in fiscal 2004 from $163.1 million in fiscal 2003.

Fiscal year 2004 net income increased 31 percent to $138.9 million. Interest income in fiscal 2004 declined 42 percent to $2.8 million primarily because of the inclusion of interest income from two consolidated investment companies in other revenue beginning in the second quarter of fiscal 2003. Interest expense increased 2 percent, reflecting $1.0 million of previously capitalized debt offering costs expensed in the fourth quarter associated with the repurchase of $46.0 million of a subsidiary's exchangeable notes that was partly offset by the decline in interest expense associated with the Company's overall reduction of long-term debt in fiscal 2004. The Company's effective tax rate was 36 percent in fiscal 2004 and 35 percent in fiscal 2003.

Cash, cash equivalents and short-term investments were $357.6 million on October 31, 2004 ($294.3 million excluding minority shareholder investments in two consolidated investment companies) and $242.8 million on October 31, 2003 ($238.8 million excluding minority interest). The Company's strong cash flow in fiscal 2004 allowed it to pay $85.0 million to repurchase and retire 2,263,155 shares of its non-voting common stock (at an average price of $37.57 per share), $34.5 million to pay dividends to its shareholders and $53.2 million to reduce its long-term debt. There are no outstanding borrowings against the Company's $170.0 million credit facility. Approximately 1.6 million shares remain of the current stock repurchase authorization.

Eaton Vance Corp., a Boston-based investment management firm, is traded on the New York Stock Exchange under the symbol EV.

This news release contains statements that are not historical facts, referred to as "forward-looking statements." The Company's actual future results may differ significantly from those stated in any forward-looking statements, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and repurchases of fund shares, the continuation of investment advisory, administration, distribution and service contracts, and other risks discussed from time to time in the Company's filings with the Securities and Exchange Commission

                                Eaton Vance Corp.
                        Summary of Results of Operations
                    (in thousands, except per share amounts)

                                                           Three Months Ended                    Twelve Months Ended
                                               ------------------------------------  -------------------------------------
                                                October 31,   October 31,     %        October 31,   October 31,     %
                                                   2004          2003       Change        2004          2003       Change
                                               ------------   -----------   ------     -----------   -----------   ------

Revenue:
 Investment adviser and administration fees      $112,701      $ 83,648      35 %       $413,102      $296,344      39 %
 Distribution and underwriter fees                 34,920        38,074      (8)         150,018       146,907       2
 Service fees                                      23,964        20,147      19           92,087        74,605      23
 Other revenue                                      2,021         1,550      30            6,606         5,277      25
                                               ------------   -----------   ------     -----------   -----------   ------
 Total revenue                                    173,606       143,419      21          661,813       523,133      27
                                               ------------   -----------   ------     -----------   -----------   ------

Expenses:
 Compensation of officers and employees            38,521        34,173      13          150,489       115,429      30
 Amortization of deferred sales commissions        18,651        21,024     (11)          81,202        85,192      (5)
 Service fee expense                               19,691        17,438      13           76,620        64,285      19
 Distribution expense                              21,965        16,356      34           81,559        54,790      49
 Other expenses                                    13,892         9,160      52           49,381        40,293      23
                                               ------------   -----------   ------     -----------   -----------   ------

 Total expenses                                   112,720        98,151      15          439,251       359,989      22
                                               ------------   -----------   ------     -----------   -----------   ------

Operating Income                                   60,886        45,268      35          222,562       163,144      36

Other Income/(Expense):
 Interest income                                      524           659     (20)           2,799         4,848     (42)
 Interest expense                                  (1,568)       (1,427)     10           (5,898)       (5,761)      2
 Gain on investments                                   (3)           43    (107)             275         2,346     (88)
 Foreign currency gain (loss)                         (23)          (24)     (4)             (85)           18     n/a
 Equity in net income of affiliates                   783           314     149            2,005           263     662
                                               ------------   -----------   ------     -----------   -----------   ------

Income Before Income Taxes and Minority Interest   60,599        44,833      35          221,658       164,858      34

Income Taxes                                       21,816        15,691      39           79,797        57,700      38

Minority Interest, Net of Tax                         855           469      82            2,918         1,035     182
                                               ------------   -----------   ------     -----------   -----------   ------

Net Income                                       $ 37,928      $ 28,673      32         $138,943      $106,123      31
                                               ============   ===========   ======     ===========   ===========   ======

Earnings Per Share:
 Basic                                           $   0.57      $   0.42      36         $   2.06      $   1.54      34
                                               ============   ===========   ======     ===========   ===========   ======
 Diluted                                         $   0.55      $   0.41      34         $   1.99      $   1.51      32
                                               ============   ===========   ======     ===========   ===========   ======

Dividends Declared, Per Share                    $   0.16      $   0.12      33         $   0.55      $   0.40      38
                                               ============   ===========   ======     ===========   ===========   ======

Weighted Average Shares Outstanding:
 Basic                                             66,739        68,493      (3)          67,469        68,916      (2)
                                               ============   ===========   ======     ===========   ===========   ======
 Diluted                                           69,293        70,446      (2)          69,789        70,375      (1)
                                               ============   ===========   ======     ===========   ===========   ======

                      Eaton Vance Corp.
                        Balance Sheet
           (in thousands, except per share figures)

                                                       October 31,   October 31,
                                                          2004          2003
                                                       -----------   -----------
ASSETS

Current Assets:
 Cash and cash equivalents                              $147,137      $138,328
 Short-term investments                                  210,429       104,484
 Investment adviser fees and other receivables            32,249        25,922
                                                       -----------   -----------
 Other current assets                                      4,861         3,583
                                                       -----------   -----------
  Total current assets                                   394,676       272,317

Other Assets:
 Deferred sales commissions                              162,259       199,322
 Goodwill                                                 89,281        88,879
 Other intangible assets, net                             43,965        46,193
 Long-term investments                                    36,895        36,490
 Equipment and leasehold improvements, net                12,413        12,411
 Other assets                                              4,077         3,090
                                                       -----------   -----------
  Total other assets                                     348,890       386,385

Total assets                                            $743,566      $658,702
                                                       ===========   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
 Accrued compensation                                   $ 52,299      $ 35,339
 Accounts payable and accrued expenses                    23,789        23,822
 Dividend payable                                         10,660         8,189
 Current portion of long-term debt                             -         7,143
 Other current liabilities                                 7,451         8,302
                                                       -----------   -----------
  Total current liabilities                               94,199        82,795
                                                       -----------   -----------

Long-Term Liabilities:
 Long-term debt                                           74,347       118,736
 Deferred income taxes                                    57,644        33,203
                                                       -----------   -----------
  Total long-term liabilities                            131,991       151,939
                                                       -----------   -----------
  Total liabilities                                      226,190       234,734
                                                       -----------   -----------
Minority interest                                         67,870         7,691
                                                       -----------   -----------
Commitments and contingencies                                  -             -

Shareholders' Equity:
 Common stock, par value $0.0078125 per share:
  Authorized, 640,000 shares
  Issued, 154,880 shares                                       1             1
 Non-voting common stock, par value $0.0078125
  per share:
   Authorized, 95,360,000 shares
   Issued, 66,635,780 and 68,250,464 shares,
    respectively                                             521           533
 Notes receivable from stock option exercises             (2,718)       (2,995)
 Deferred compensation                                    (2,400)       (1,000)
 Accumulated other comprehensive income                    1,854         1,245
 Retained earnings                                       452,248       418,493
                                                       -----------   -----------
   Total shareholders' equity                            449,506       416,277
                                                       -----------   -----------
Total liabilities and shareholders' equity              $743,566      $658,702
                                                       ===========   ===========

                                     Table 1
                            Asset Flows (in millions)
                      Twelve Months Ended October 31, 2004

Assets 10/31/2003 - Beginning of Period     $   75,044
  Long-term fund sales and inflows              19,823
  Long-term fund redemptions and outflows       (8,629)
  Long-term fund net exchanges                     (27)
  Long-term fund mkt. value change               2,113
  Institutional and HNW account inflows          3,680
  Institutional and HNW account outflows        (2,001)
  Institutional and HNW assets acquired(1)       1,943
  Retail managed account inflows                 1,998
  Retail managed account outflows               (1,053)
  Separate account mkt. value change             1,511
  Change in money market funds                     (56)
                                            -----------
  Net change                                    19,302
                                            -----------
Assets 10/31/2004 - End of Period           $   94,346
                                            ===========

                                     Table 2
                             Assets Under Management
                      By Investment Objective (in millions)

                              --------------------------------------
                               October 31,     October 31,     %
                                  2004            2003       Change
                              --------------------------------------
Equity Funds                    $ 36,895        $ 28,854      28%
Fixed Income Funds                17,553          17,801      -1%
Bank Loan Funds                   15,034           9,547      57%
Money Market Funds                   389             445     -13%
Separate Accounts                 24,475          18,397      33%
                              --------------------------------------
Total                           $ 94,346        $ 75,044      26%
                              ======================================


                                     Table 3
                Asset Flows by Investment Objective (in millions)

                                                   Three Months Ended            Twelve Months Ended
                                                -------------------------------------------------------
                                                October 31,   October 31,     October 31,   October 31,
                                                   2004          2003            2004          2003
                                                -------------------------------------------------------
Equity Fund Assets - Beginning of Period         $ 35,018      $ 25,407        $ 28,854      $ 22,910
 Sales/Inflows                                      2,559         2,073           9,776         4,189
 Redemptions/Outflows                              (1,629)         (885)         (4,071)       (2,778)
 Exchanges                                             (2)           61              95             3
 Market Value Change                                  949         1,538           2,241         3,870
 Assets Acquired1                                       -           660               -           660
                                                -------------------------------------------------------
 Net Change                                         1,877         3,447           8,041         5,944
                                                -------------------------------------------------------
Equity Fund Assets - End of Period               $ 36,895      $ 28,854        $ 36,895      $ 28,854
                                                -------------------------------------------------------

Fixed Income Fund Assets - Beginning of Period     17,090        17,580          17,801        13,302
 Sales/Inflows                                        644           667           2,469         6,382
 Redemptions/Outflows                                (472)         (681)         (2,375)       (2,176)
 Exchanges                                             (2)         (144)           (265)          (84)
 Market Value Change                                  293           379             (77)          377
                                                -------------------------------------------------------
 Net Change                                           463           221            (248)        4,499
                                                -------------------------------------------------------
Fixed Income Fund Assets - End of Period         $ 17,553      $ 17,801        $ 17,553      $ 17,801
                                             -------------------------------------------------------

Bank Loan Fund Assets - Beginning of Period        13,777         8,419           9,547         7,687
 Sales/Inflows                                      1,810         1,333           7,578         3,178
 Redemptions/Outflows                                (541)         (310)         (2,183)       (1,527)
 Exchanges                                             (4)           75             143            (3)
 Market Value Change                                   (8)           30             (51)          212
                                                -------------------------------------------------------
 Net Change                                         1,257         1,128           5,487         1,860
                                                -------------------------------------------------------
Bank Loan Fund Assets - End of Period            $ 15,034      $  9,547        $ 15,034       $ 9,547
                                                -------------------------------------------------------

Long-Term Fund Assets - Beginning of Period        65,885        51,406          56,202        43,899
 Sales/Inflows                                      5,013         4,073          19,823        13,749
 Redemptions/Outflows                              (2,642)       (1,876)         (8,629)       (6,481)
 Exchanges                                             (8)           (8)            (27)          (84)
 Market Value Change                                1,234         1,947           2,113         4,459
                                                -------------------------------------------------------
 Assets Acquired(1)                                     -           660               -           660
                                                -------------------------------------------------------
 Net Change                                         3,597         4,796          13,280        12,303
                                                -------------------------------------------------------
Total Long-Term Fund Assets - End of Period      $ 69,482      $ 56,202        $ 69,482      $ 56,202
                                                -------------------------------------------------------

Separate Accounts - Beginning of Period            23,154        12,492          18,397        10,802
 Institutional/HNW Account Inflows                  1,172           695           3,680         2,075
 Institutional/HNW Account Outflows                  (569)         (505)         (2,001)       (1,674)
 Institutional and HNW Assets Acquired(1)(2)          (53)        2,772           1,943         2,772
 Retail Managed Account Inflows                       468           338           1,998           929
 Retail Managed Account Outflows                     (246)         (142)         (1,053)         (337)
 Retail Managed Account Assets Acquired(1)              -         1,850               -         1,850
 Separate accounts market value change                549           897           1,511         1,980
                                                -------------------------------------------------------
 Net Change                                         1,321         5,905           6,078         7,595
                                                -------------------------------------------------------
Separate accounts - End of Period                $ 24,475      $ 18,397        $ 24,475      $ 18,397
                                                -------------------------------------------------------
Money market fund assets - End of Period              389           445             389           445
                                                -------------------------------------------------------
Total Assets Under Management - End of Period    $ 94,346      $ 75,044        $ 94,346      $ 75,044
                                                =======================================================

1    Parametric  Portfolio  Associates  acquired by Eaton Vance on September 10,
     2003
2 Deutsche Bank's Scudder Private Investment Counsel assets acquired by Eaton Vance in July 2004 Deustche Bank asset acquisition value adjusted in August 2004